THE GABELLI SMALL CAP GROWTH FUND

                                  ANNUAL REPORT
                               SEPTEMBER 30, 2002

TO OUR SHAREHOLDERS,

      The bear market finally caught up with small cap stocks in the third quarter of 2002. The Russell 2000 Index, which had held up remarkably well relative to the Standard & Poor's ("S&P") 500 Index from the beginning of the bear market through the first half of 2002, declined sharply during the past quarter and ended with a 9.30% loss for the one-year period ended September 30, 2002. The Gabelli Small Cap Growth Fund's (the "Fund's") focus on solid fundamental value once again helped us materially outperform our relative indices and post a 1.39% gain during the same one-year period.

      In Table I, which tracks Comparative Results, our Fund outperformed our relative benchmark indices for every period. The market provided us with a "Pyrrhic victory," where we beat all of our competition but eventually suffered heavy losses. Notwithstanding that, we believe we can continue to provide returns over the long term outpacing those achieved in unmanaged baskets of securities by doing what we do best -- picking stocks.

TABLE I

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

            AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002 (A)(B)
            --------------------------------------------------------
                                                      YEAR TO      SINCE
                                            QUARTER    DATE    INCEPTION (C)  10 YEAR   5 YEAR   3 YEAR   1 YEAR
                                            -------   -------  -------------  --------- ------   ------   ------
  Gabelli Small Cap Growth Fund .....      (15.81)%  (11.30)%     13.43%       11.66%    3.20%    4.32%    1.39%

  Russell 2000 Index ................      (21.40)%  (25.10)%      8.11%        8.01%  (3.19)%  (4.11)%  (9.30)%
  Value Line Composite Index ........      (20.56)%  (26.19)%     10.26%       10.13%    0.76%  (1.45)%  (8.92)%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Russell 2000 Index in an unmanaged index comprised of 2,000 small-capitalization U.S. stocks that is generally considered to be representative of small-cap issues in theU.S. stock market.The Value LineComposite Index is composed of approximately 1,700 stocks and is an average of the daily price percentage change in each stock covering both large- and small-capitalization companies. Performance for periods less than one year are not annualized.
(b) The Fund's fiscal year ends September 30.
(c) From commencement of investment operations on October 22, 1991.

--------------------------------------------------------------------------------

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------

                                                                 Calendar Quarter
                                                   -------------------------------------------
                                                     1ST         2ND         3RD         4TH        YEAR
                                                     ---         ---         ---         ---        ----
 2002:    Net Asset Value ......................   $20.92      $20.24      $17.04         --           --
          Total Return .........................     8.9%       (3.3)%     (15.8)%        --           --
-------------------------------------------------------------------------------------------------------------
 2001:    Net Asset Value ......................   $18.45      $20.43      $17.13      $19.21      $19.21
          Total Return .........................    (1.4)%      10.7%      (16.2)%      14.3%        4.7%
-------------------------------------------------------------------------------------------------------------
 2000:    Net Asset Value ......................   $22.24      $22.77      $23.60      $18.71      $18.71
          Total Return .........................     3.8%        2.4%        3.6%        1.1%       11.3%
-------------------------------------------------------------------------------------------------------------
 1999:    Net Asset Value ......................   $19.59      $22.94      $21.84      $21.43      $21.43
          Total Return .........................    (6.8)%      17.1%       (4.8)%       9.9%       14.2%
-------------------------------------------------------------------------------------------------------------
 1998:    Net Asset Value ......................   $23.93      $23.59      $18.81      $21.01      $21.01
          Total Return .........................    10.9%       (1.4)%     (20.3)%      14.7%        0.0%
-------------------------------------------------------------------------------------------------------------
 1997:    Net Asset Value ......................   $19.11      $22.23      $25.42      $21.58      $21.58
          Total Return .........................     3.1%       16.3%       14.7%       (0.8)%      36.5%
-------------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value ......................   $19.65      $20.68      $20.02      $18.53      $18.53
          Total Return .........................     6.2%        5.2%       (3.2)%       3.4%       11.9%
-------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value ......................   $17.03      $17.88      $19.34      $18.50      $18.50
          Total Return .........................     7.4%        5.0%        8.2%        2.6%       25.2%
-------------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value ......................   $16.76      $16.33      $17.24      $15.85      $15.85
          Total Return .........................    (3.6)%      (2.6)%       5.6%       (2.1)%      (2.9)%
-------------------------------------------------------------------------------------------------------------
 1993:    Net Asset Value ......................   $15.46      $15.74      $16.90      $17.38      $17.38
          Total Return .........................     6.6%        1.8%        7.4%        5.3%       22.8%
-------------------------------------------------------------------------------------------------------------
 1992:    Net Asset Value ......................   $13.42      $13.41      $13.10      $14.50      $14.50
          Total Return .........................     9.9%       (0.1)%      (2.3)%      12.1%       20.3%
-------------------------------------------------------------------------------------------------------------
 1991:    Net Asset Value ......................      --          --          --       $12.21      $12.21
          Total Return .........................      --          --          --        22.9%(b)    22.9%(b)
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Average Annual Returns - September 30, 2002 (a)
                 -----------------------------------------------
            1 Year .........................................   1.39%
            5 Year .........................................   3.20%
            10 Year ........................................  11.66%
            Life of Fund (b) ...............................  13.43%
--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
PAYMENT (EX) DATE               RATE PER SHARE          REINVESTMENT PRICE
-----------------               --------------          -------------------
December 20, 2001                   $0.360                     $18.66
December 20, 2000                   $4.782                     $17.40
December 20, 1999                   $2.462                     $20.55
December 21, 1998                   $0.534                     $19.80
December 29, 1997                   $3.590                     $21.29
September 30, 1997                  $0.070                     $25.42
December 27, 1996                   $2.160                     $18.46
December 29, 1995                   $1.340                     $18.50
December 30, 1994                   $1.030                     $15.85
December 31, 1993                   $0.420                     $17.38
December 31, 1992                   $0.185                     $14.50
December 31, 1991                   $0.080                     $12.21

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on October 22, 1991. (c) The Fund's fiscal year ends September 30. Note: Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities.
--------------------------------------------------------------------------------

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI SMALL CAP GROWTH FUND, THE RUSSELL 2000 INDEX AND THE S&P 500 INDEX

[CHART OF GROWTH OF $10,000 OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS:

          Gabelli Small Cap Growth Fund     Russell 2000 Index     S&P 500 Index

10/22/91           10,000                        10,000                 10,000
 9/30/92           13,410                        11,184                 11,021
 9/30/93           17,229                        14,897                 12,464
 9/30/94           18,004                        15,374                 12,925
 9/30/95           21,513                        18,971                 16,777
 9/30/96           23,874                        21,397                 20,183
 9/30/97           33,949                        28,499                 28,337
 9/30/98           29,366                        23,084                 30,916
 9/30/99           35,016                        27,486                 39,508
 9/30/00           42,369                        33,915                 44,751
 9/30/01           39,204                        26,722                 32,843
 9/30/02           39,749                        24,237                 26,120

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMMENTARY

THE ECONOMY: A RECOVERY

      Economic growth was quite good in the third quarter. Federal Reserve Board ("Fed") Chairman Alan Greenspan is confident the economy is still on a moderate growth path. Investors aren't so sure. On balance, economic data has been mixed. Consumer spending has remained buoyant. Housing starts, existing home sales and auto sales are still quite healthy. Retail sales have held up well, despite the drag from rising unemployment and the toxic impact of the wealth effect.

      Why is the economy treading water? The business sector is acting like a deer caught in headlights. A dearth of capital spending continues to be a drag on the economy and uncertainty regarding Iraq is also probably having an impact. Oil hovering over $30 a barrel is taking its toll on all. We saw impressive Gross Domestic Product ("GDP") growth in the first half as companies began rebuilding inventories depleted during the recession and in the aftermath of 9/11. Then the re-stocking of shelves was put on hold as corporate managers devoted much of their time, energy and resources making sure their companies' books were in good order and/or shoring up balance sheets. As these tasks are completed, we should see the inventory rebuilding cycle resume and the economy make more meaningful progress, though the West Coast dock lock-out will mute results. As corporate managers gain confidence that the recovery is for real, we should also see a modest up-tick in capital spending take some of the economic burden off the American consumer's broad shoulders. However, in order for the world economies to gain traction, oil would need to be plentiful and priced below $25 per barrel.

      Higher energy prices are essentially a tax on virtually every business and consumer. At around $30 per barrel, oil appears to be discounting a serious disruption in supply resulting from a potential war in Iraq, and, closer to home, a threatened strike by Mexican oil workers. It is impossible to predict what will happen in the coming months. However, should the supply lines remain open, we believe oil prices will come down from current levels and no longer pose a serious threat to a global economic recovery. Longer term, the U.S. must consume less and find alternative ways to power our ubiquitous automobile.

      The corporate earnings picture remains cloudy. In our fiscal 2002 third quarter letter to shareholders, we opined that given increased productivity, cost cutting, financial re-engineering, a decline in the "everything including the kitchen sink" write-offs taken in 2001 and a weakening dollar, the result would be a favorable impact on 2002 earnings. We went on to say that although stocks did not yet look cheap by historical standards, rising earnings would make valuations appear more reasonable. Second half 2002 earnings growth will likely provide help to battered stocks. It appears that the earnings recovery is good but not as vigorous as assumed. Equity valuations, however, have come down. Once the economy gains traction, we believe the aforementioned factors will contribute to more substantial earnings growth in 2003 and provide a foundation for equity returns over the balance of this decade.

THE STOCK MARKET: WHERE'S THE BOTTOM?

      When and where will the stock market bottom out? We wish we knew. At this juncture, stock prices appear to be discounting most if not all of the bad news. In July and again in September, we witnessed the kind of near panic selling that usually foreshadows market bottoms. We believe the old adage that "bull markets climb a wall of worry," and it is apparent that investors have plenty to worry about. We also echo our observation that the two ingredients for a stock market recovery -- low interest rates and a better earnings environment -- are in place.

SOME PERSPECTIVE

      We have experienced one of the deepest and most prolonged bear markets in history. At the end of the quarter, the S&P 500 Index was off 47% and the technology-heavy Nasdaq Composite Index was down 77% from their respective highs. The S&P 500 Index appears headed for the third straight year of negative returns, the first time this has happened since 1939-41. The causes of this bear market are obvious. Grossly inflated equity valuations ran head on into a rapidly decelerating economy. The tragic events of 9/11 and massive frauds at Enron, Adelphia, and WorldCom (among others) further damaged investor psychology. The excessive exuberance Fed Chairman Greenspan warned about in 1996 has given way to despair. Investors who couldn't pay too much for Internet start-ups in the fourth quarter of 1999 and early 2000 are now shunning well established, financially strong companies with dominant positions in their industries. Market cheerleaders forecasting a doubling of the Dow Jones Industrial Average by 2005 have been replaced by doomsayers predicting an extended period of flat to negative equity returns.

      We have experienced such periods, most recently from 1966 through 1981, during which the annualized return for the Dow Jones Industrial Average was negative (minus 0.6%). Indeed, in the late 1970s, BUSINESSWEEK heralded "the death of equities" in one of its weekly issues. But, that time period was characterized by high inflation, economic contraction and rising prices, creating a new economic term, stagflation. Inflation, as represented by the Consumer Price Index, averaged nearly 7%. At its peak, inflation reached the mid-teens. Long-term interest rates made it to the high-teens. In addition, that period also included the final years of the disastrous Vietnam War, a tripling of oil prices imposed by the Organization of Petroleum Exporting Companies ("OPEC") following the 1973 Arab/Israeli War, the Watergate Scandal and President Richard Nixon's resignation. Despite today's economic and political uncertainties, it is difficult to imagine this kind of catastrophic market backdrop developing during the next decade. But, since our economic underpinnings are fragile, the risk of an external event could cause a total collapse in investor confidence. Should this occur, we would find even more bargains.

      What do we expect from equity markets over the next five years? Based on an economic model with 3.5% Gross World Product ("GWP") growth (3% in the U.S.) and 3% inflation, we expect after-tax corporate earnings to grow by approximately 6% annually. In addition, now that investors recognize the benefits of dividends, we could see dividends grow by as much as 2% annually. Multiples are unlikely to expand. Under this scenario, ownership of U.S. equities should return close to 8% annually -- hardly inspiring by Roaring 90s standards and below the long-term average, but still a significantly better return than can be expected from most other asset classes.

      Of course, through diligent fundamental research focused on identifying high quality companies trading at attractive valuations relative to the "real world" economic value of assets and/or earnings growth prospects, we plan to do better than the market.

[RESEARCH GRAPHIC OMITTED]
--------------------------------------------------------------------------------

                                WHAT IS RESEARCH?

     ----------------------------------------------------------------------
                                 CONGRATULATIONS

                                     TO THE

                                2002 ALL AMERICAN

                             INSTITUTIONAL INVESTOR

                                  RESEARCH TEAM

                        THE FIRM WHERE RESEARCH IS KING.

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

      [EPS/PMV GRAPHIC OMITTED]
        TRIANGLE
          EPS
          PMV
       MANAGEMENT
       CASH FLOW
        RESEARCH
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     ----------------------------------------------------------------------
                              Research (ri' surch)

     Careful or Diligent Research

     Studious inquiry or examination, esp: investigation or experimentation aimed at the discovery or interpretation of facts, revisions of accepted theories or laws in the light of new facts, or practical application of such new or revised theories or laws.

                     INDEPENDENT RESEARCH FOR OVER 25 YEARS

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

      [EPS/PMV GRAPHIC OMITTED]
        TRIANGLE
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     ----------------------------------------------------------------------
                                SECURITY ANALYSIS

     OBJECTIVES:

     1) Seek to present the important facts regarding a publicly held corporate stock or bond issue in a manner most informing and useful to an actual or potential owner.

     2) Seek to reach a dependable conclusion based upon the facts and applicable standard as to the safety and attractiveness of a given security at the current market price or at some assured price.

        SECURITY ANALYSIS PRINCIPLES AND TECHNIQUE, GRAHAM, DODD, COTTLE.

                     INDEPENDENT RESEARCH FOR OVER 25 YEARS

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

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     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
     SECURITY ANALYST

     o Deals with the past, present and future

     o Describes the business

     o Sets forth strong and weak points

     o Estimates future earnings power

     o Makes elaborate comparisons

     o Finally, expresses an opinion

                     INDEPENDENT RESEARCH FOR OVER 25 YEARS

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

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        TRIANGLE
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        RESEARCH
     ----------------------------------------------------------------------

                          GABELLI ASSET MANAGEMENT INC.
--------------------------------------------------------------------------------

PUTTING HUMPTY DUMPTY BACK TOGETHER

      When past market bubbles burst, lots of debris washed ashore. This time, the bubble was bigger and the debris was more hideous and more widespread. Accountants, analysts and investment bankers (among others) lost their checks and balances and did not act as safety nets and buffers.

      We are in a camp that believes that securities analysts do a terrific job. Beginning in May of 1975, a payment mechanism for research was removed with the collapse of fixed price commissions. The conflicts in the late 1990s are directly traceable to "May Day." Where next? When we joined Wall Street in 1967, research that was performed on a brokerage firm's investment banking client was identified as such. To get back there is an easy fix. Regulation Fair Disclosure ("FD") already put analysts back on the fundamental research track.

      Accountants should not perform services beyond audit functions, except where the fee is small relative to the audit engagement.

      Perhaps we need to revisit the Glass-Steagall Act. The safeguards put in place by that Act were there for a reason.

      All in all, we believe that most corporate managers we see come to work every day to grow the intrinsic value of their enterprise and work hard to have the public stock track the underlying value of the business.

      Our job remains the same -- to ferret out those companies that Mr. Market puts on the bargain counter.

INVESTMENT SCORECARD

      As usual, our best performing stocks this year came from an eclectic group of industries including: gaming (Boyd Gaming), automotive parts (Tenneco Automotive), packaging (Crown Cork & Seal), home furnishing (Aaron Rents) and construction materials (Nortek).

      Our laggards list also came from a variety of industry groups including broadcasting (Paxson Communications), manufacturing (Belden Inc.), wireless communications (Western Wireless and Rogers Wireless), oil services (RPC Inc.) and media (Gemstar-TV Guide).

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CH ENERGY GROUP INC. (CHG - $46.93 - NYSE) is the last small electric utility in New York State, now that RGS Energy has been acquired by Energy East (EAS - $19.81 - NYSE). CH Energy serves the territory directly north of New York City that is mainly rural and suburban. There are several potential buyers for whom CH Energy would be a good fit, including Consolidated Edison (ED - $40.22 -
NYSE), Energy East, KeySpan (KSE - $33.50 - NYSE), National Grid (NGG - $35.60 -
NYSE) or Public Service Enterprise Group (PEG - $30.50 - NYSE). The buyer could create significant savings by rationalizing outside plant operations and eliminating all of the corporate, finance, regulatory and public company overhead, for the benefit of shareholders and customers. Although it is tough to predict when a deal might happen, we would point out that National Grid completed its takeover of Niagara Mohawk several months ago and has typically waited less than a year between takeovers in the U.S. where it has already bought three utilities. Con Edison meanwhile, having done a terrific job in the aftermath of September 11 and with a strong balance sheet and premium stock price valuation, might be ready to make an offer for CH Energy.

CLARCOR  INC.  (CLC  -  $30.70  -  NYSE),  founded  in  1904,  is  a  U.S.-based
manufacturer    and    marketer   of    engine-mobile    filtration    products,
industrial/environmental filtration products and consumer packaging products.

CLARCOR markets a full line of oil, air, fuel, coolant and hydraulic fluid filters that are used in a wide variety of applications, including engines and industrial equipment. The company markets commercial and industrial air filters and systems, electrostatic contamination control equipment and electrostatic high precision spraying equipment. The air filters and systems remove contaminants from recirculated indoor air and from processed air that is exhausted outdoors. Containers and plastic closures manufactured by the company are used in packaging a wide variety of dry and paste form products, such as food specialties, beverages and juices, cosmetics and toiletries, drugs and pharmaceuticals, and film.

DQE INC. (DQE - $15.00 - NYSE) is a consolidation play whose stock price fell sharply in the second quarter when the company came to market with a very large equity offering. DQE is the holding company for the electric utility in Pittsburgh called Duquesne Light. The company sold off nearly all of its power plants when the state of Pennsylvania moved toward utility deregulation a few years ago. DQE has an agreement to sell off its water utility business and plans to use the proceeds to pay down debt. The company is surrounded by several utilities that are much larger and we believe that its relatively low stock price makes it an attractive takeover target.

FLOWERS FOODS INC. (FLO - $22.73 - NYSE), produces a wide array of fresh and frozen bakery goods, including breads, rolls, desserts and snack cakes, which are distributed through retail, foodservice and vending end channels. Despite only reaching about half of the U.S. population, Flowers' NATURE'S OWN brand is the number one selling soft variety bread in the U.S. While the fresh bakery business focuses primarily in the southeast region of the U.S., Flowers' frozen baked goods are sold nationally, with the company's MRS. SMITH'S brand of frozen pies serving as the number one product in the frozen pie segment. The company continues to focus on developing new products and improving production efficiencies through facility consolidation and capital investment.

GAYLORD ENTERTAINMENT CO. (GET - $18.92 - NYSE) is a diversified entertainment company operating principally in two segments: hospitality and media. The company's hospitality group consists of an interrelated group of businesses including the Opryland Hotel Nashville, the Inn at Opryland, the General Jackson (an entertainment showboat), and other related businesses. The media group consists primarily of the Grand Ole Opry, the Ryman Auditorium, the Wildhorse Saloon, three Nashville radio stations, and other related businesses. Gaylord has a new management team that is focusing on unlocking shareholder value. They have recently opened a new hotel, the Gaylord Palms, in Orlando, FL and are constructing a third in Grapevine, TX. The company recently announced the sale of Acuff-Rose Music Publishing to Sony for $157 million and the sale of its stake in the Opry Mills mall for $30 million, allowing Gaylord to finance the completion of the Texas hotel.

ROPER INDUSTRIES INC. (ROP - $34.50 - NYSE) is a leading manufacturer of analytical and fluid handling instruments and industrial controls serving a broad range of markets including scientific research, medical diagnostics, oil and gas, semiconductor, automotive and other industries. The company is a strong cash flow generator. Roper uses its cash flow to acquire complementary companies or stand-alone enterprises that add value to the firm. These acquisitions include pumps, control valves and electron microscopy accessories that will provide critical mass for Roper to gain share in their respective niche markets. Recently, the company expanded its corporate development staff and announced a plan to have $450 million available for future acquisitions in order to step up its deal activities.

SENSIENT TECHNOLOGIES CORP. (SXT - $21.13 - NYSE), which changed its name from Universal Foods Corporation on November 6, 2000, produces flavor and color ingredients used by manufacturers of cosmetics, pharmaceuticals, ink-jet inks and food products. Sensient has strengthened its leadership position in color ingredients over the past three years through several acquisitions. These acquisitions have expanded both its product line and distribution. The company sold its Red Star Yeast business in February 2001 in order to focus on the core color and flavor divisions. Sensient continues to make acquisitions to further diversify its product offerings in the non-food markets. Since the beginning of the year, Sensient has made four tuck-in acquisitions with revenues of approximately $44 million.

STANDARD MOTOR PRODUCTS INC. (SMP - $10.81 - NYSE), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions--engine management and temperature control -- and believes it is the number one supplier to the North American aftermarket in each of these lines.

THOMAS & BETTS CORP. (TNB - $14.09 - NYSE) primarily manufactures electrical components and connectors. This business is weakened by its exposure to the technology and telecommunication industries. Management has been cutting costs and restructuring the business to be profitable at the current lower revenues levels. Any or all of the three smaller business segments -- Steel Structures (utility poles), Communications (CATV equipment), and HVAC -- could be sold to raise cash and repurchase stock. A hidden jewel is the 20% investment in Leviton Manufacturing, a private company on Long Island, NY.

THOMAS INDUSTRIES INC. (TII - $24.80 - NYSE) designs and manufactures vacuum pumps and compressors for use by global OEMs, pneumatic construction equipment, lab equipment and leakage detection systems. Thomas owns 32% of Genlyte Group (GLYT - $35.45 - Nasdaq). Thomas recently acquired Werner Rietschle for 85.5 million Euros in cash, 1.8 million shares and 20 million Euros in assumed debt. This acquisition will dramatically increase the company's scale in Europe without much product overlap.

WATTS INDUSTRIES INC. (WTS - $16.40 - NYSE) is a leading manufacturer of an extensive line of valves and other products to the plumbing, heating and water quality markets. The company has over a 60% market share in its major products in temperature and pressure relief valves, water pressure regulators and backflow prevention devices. Watts has several market opportunities for growing its business. The company has substantial room to leverage its brand awareness and new plumbing codes benefit revenues. A major opportunity for the company is thermostatic mixing valves, which react to water temperature to prevent scalding. These valves are the dominant form of anti-scald protection in Europe and are just beginning to be recognized in the United States. Another big opportunity for Watts is the demand for clean water. Demand for Watt's products should grow as counties repair their infrastructure in order to adequately transfer water from the main line to commercial and residential dwellings. Watts' attractive product line, strong market position and excellent cash flow should help the company foster future growth.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                             WHEN
                       ---                             ----
      Special Chats:   Mario J. Gabelli                First Monday of each month
                       Howard Ward                     First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       NOVEMBER                        DECEMBER                        JANUARY
                       --------                        --------                        -------
      1st Wednesday    Charles Minter & Martin Weiner  Charles Minter & Martin Weiner  Ivan Arteaga
      2nd Wednesday    Caesar Bryan                    Walter Walsh & Laura Linehan    Charles Minter & Martin Weiner
      3rd Wednesday    Walter Walsh & Laura Linehan    Hart Woodson                    Walter Walsh & Laura Linehan
      4th Wednesday    Barbara Marcin                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We have been mired in one of the deepest and most prolonged bear markets in history. We cannot predict precisely when it will end. However, we believe low interest rates and increasingly attractive equity valuations point to more fertile days for firms that have focused research efforts.

      The goal of every portfolio manager and every analyst is to find well managed, growing companies that are selling at a discount to their intrinsic value, particularly where a catalyst is in place. We have long argued that in a world of rapid change, Mr. Market will provide us with many opportunities to load up our portfolios with these "stock picks." The events of the past quarter will again prove a fertile ground for the type of analysis that Graham and Dodd heralded in the 1930s.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.

                                                    Sincerely,
                                                /S/ MARIO  J. GABELLI

                                                    MARIO J. GABELLI, CFA
                                                    Portfolio Manager and
                                                    Chief Investment Officer

November 1, 2002

--------------------------------------------------------------------------------
                               SELECTED HOLDINGS
                               SEPTEMBER 30, 2002
                               ------------------
        CH Energy Group Inc.                        Roper Industries Inc.
        CLARCOR Inc.                                Sensient Technologies Corp.
        DQE Inc.                                    Standard Motor Products Inc.
        Flowers Foods Inc.                          Thomas Industries Inc.
        Liberty Corp.                               Watts Industries Inc.
--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                                                                      MARKET
  SHARES                                                 COST         VALUE
  ------                                                 ----         ------
              COMMON STOCKS -- 87.1%
              AGRICULTURE -- 0.1%
     23,000   Cadiz Inc.+ .......................... $    224,927  $     69,000
     17,000   Sylvan Inc.+ .........................      185,475       195,893
                                                     ------------  ------------
                                                          410,402       264,893
                                                     ------------  ------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.0%
     10,000   ArvinMeritor Inc. ....................      262,831       187,000
     41,000   BorgWarner Inc. ......................    1,691,140     2,035,240
     90,000   Exide Technologies+ ..................       54,188        49,500
     40,000   Federal-Mogul Corp.+ .................       79,500        21,200
    300,000   GenCorp Inc. .........................    2,830,545     3,018,000
     15,000   Lund International
                Holdings Inc.+ .....................       46,717         7,200
    165,000   Midas Inc.+ ..........................    2,169,921       825,000
    151,500   Modine Manufacturing Co. .............    4,337,479     2,881,530
      5,250   Monro Muffler Brake Inc.+ ............       52,860        93,765
     16,000   O'Reilly Automotive Inc.+ ............      470,950       457,920
    153,500   Raytech Corp.+ .......................      494,691       934,815
    195,500   Scheib (Earl) Inc.+ ..................    1,317,365       537,625
    155,000   Standard Motor Products Inc. .........    2,484,369     1,675,550
     18,000   Strattec Security Corp.+ .............      456,646       918,360
     13,400   Superior Industries
               International Inc. .................       356,882       630,872
    389,000   Tenneco Automotive Inc.+ .............      906,080     1,637,690
     14,000   Thor Industries Inc. .................      259,454       486,640
    154,000   TransPro Inc.+ .......................    1,360,341       754,600
                                                     ------------  ------------
                                                       19,631,959    17,152,507
                                                     ------------  ------------
              AVIATION: PARTS AND SERVICES -- 3.6%
     25,000   AAR Corp. ............................      302,990       118,750
    100,000   Aviall Inc.+ .........................      896,691     1,019,000
     23,000   Barnes Group Inc. ....................      448,712       462,070
     54,000   Curtiss-Wright Corp. .................    1,303,945     3,228,660
     17,100   Curtiss-Wright Corp., Cl. B ..........      956,620     1,004,625
      7,500   Ducommun Inc.+ .......................       80,125       132,075
      3,000   EDO Corp. ............................       19,456        67,230
    110,000   Fairchild Corp., Cl. A+ ..............      760,584       570,900
    448,500   Kaman Corp., Cl. A ...................    7,205,000     5,494,125
    115,000   Moog Inc., Cl. A+ ....................    1,572,581     3,249,900
      1,000   Woodward Governor Co. ................       58,388        47,398
                                                     ------------  ------------
                                                       13,605,092    15,394,733
                                                     ------------  ------------
              BROADCASTING -- 4.4%
    110,000   Acme Communications Inc.+ ............      890,832       858,000
     22,000   Beasley Broadcast Group Inc.,
                Cl. A+ .............................      240,529       276,320
    117,000   Crown Media Holdings Inc.,
                Cl. A+ .............................    1,244,778       409,500
      3,333   CTN Media Group+ .....................       16,800           200
    422,500   Granite Broadcasting Corp.+ ..........    1,722,038       895,700
    190,000   Gray Television Inc. .................    2,414,523     2,080,500
     40,000   Gray Television Inc., Cl. A ..........      586,301       538,000

                                                                      MARKET
  SHARES                                                 COST         VALUE
  ------                                                 ----         ------
     51,000   Hearst-Argyle Television Inc.+ ....... $    453,850  $  1,266,840
    183,900   Liberty Corp. ........................    5,983,141     6,583,620
     90,000   On Command Corp.+ ....................      604,242        45,000
    290,000   Paxson Communications
                Corp.+ .............................    2,913,524       638,000
    113,500   Salem Communications
                Corp., Cl. A+ ......................    1,836,909     2,544,670
    120,000   Sinclair Broadcast
                Group Inc.+ ........................    1,299,875     1,644,000
     70,000   Spanish Broadcasting
                System Inc., Cl. A+ ................      701,883       458,500
      5,000   TiVo Inc.+ ...........................       42,288        18,000
     65,000   Young Broadcasting Inc.,
                Cl. A+ .............................    1,186,868       563,550
                                                     ------------  ------------
                                                       22,138,381    18,820,400
                                                     ------------  ------------
              BUILDING AND CONSTRUCTION -- 1.2%
     35,000   Fleetwood Enterprises Inc. ...........      382,331       235,900
      8,000   Florida Rock Industries Inc. .........      103,533       244,480
     25,000   Huttig Building Products Inc.+ .......       90,165        84,750
     98,000   Nortek Inc.+ .........................    1,667,909     4,240,460
     10,000   Universal Forest
                Products Inc. ......................      127,563       188,200
                                                     ------------  ------------
                                                        2,371,501     4,993,790
                                                     ------------  ------------
              BUSINESS SERVICES -- 2.0%
     28,000   ANC Rental Corp.+ ....................      188,125         2,800
      5,000   Brandpartners Group, Inc.+ ...........        4,850           850
    610,400   Career Blazers Inc. (b) ..............      236,019       107,125
      6,000   Carlisle Holdings Ltd.+ ..............       30,250        12,840
      1,000   CheckFree Corp.+ .....................        9,040        11,380
     35,000   Donnelley (R.H.) Corp.+ ..............      478,007       910,000
    140,000   Edgewater Technology Inc.+ ...........      519,850       630,000
     16,000   Fisher Scientific
                International Inc.+ ................      370,100       485,600
    150,000   GP Strategies Corp.+ .................      585,000       630,000
     80,000   Industrial Distribution
                Group Inc.+ ........................      224,062       240,000
     58,000   Interactive Data Corp. ...............      499,811       710,500
     10,000   Interep National Radio
                Sales Inc., Cl. A+ .................       57,070        25,800
     60,000   Key3Media Group Inc.+ ................      338,766           900
     13,000   Landauer Inc. ........................      234,859       430,950
      5,000   MDC Communications Corp.,
                Cl. A+ .............................       15,450        18,600
    101,800   Nashua Corp.+ ........................      928,427       706,492
     55,000   National Processing Inc.+ ............      491,058       934,450
     15,000   New England Business
                Service Inc. .......................      270,375       317,250
     65,000   Paxar Corp.+ .........................      662,313       945,100
     41,000   Pittson Brink's Group ................      935,231       918,400
      6,000   Princeton Video Image Inc.+ ..........       35,250         4,200
     58,000   Professional Staff plc, ADR+ .........      305,031        92,220

                See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                                                                      MARKET
  SHARES                                                 COST         VALUE
  ------                                                 ----         ------
              COMMON STOCKS (CONTINUED)
              BUSINESS SERVICES (CONTINUED)
      1,000   Protection One Inc.+ ................. $      2,750  $      2,700
      6,000   StarTek Inc.+ ........................      113,775       132,060
     90,000   Trans-Lux Corp. (a) ..................      751,073       443,250
                                                     ------------  ------------
                                                        8,286,542     8,713,467
                                                     ------------  ------------
              CABLE -- 1.9%
    180,000   Adelphia Communications
                Corp., Cl. A+ ......................       26,100        22,500
    870,000   Cablevision Systems Corp.,
                Cl. A+ .............................    5,235,651     7,882,200
    120,000   UnitedGlobalCom Inc., Cl. A+ .........      970,183       196,800
                                                     ------------  ------------
                                                        6,231,934     8,101,500
                                                     ------------  ------------
              COMMUNICATIONS EQUIPMENT -- 0.3%
    120,000   Allen Telecom Inc.+ ..................    1,316,214       640,800
    108,000   Communications
                Systems Inc.+ ......................      646,601       667,440
                                                     ------------  ------------
                                                        1,962,815     1,308,240
                                                     ------------  ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.7%
     45,000   BNS Co., Cl. A+ ......................      287,036       126,000
     70,000   Bull Run Corp.+ ......................      222,162        50,400
     11,000   Cylink Corp.+ ........................       14,425         4,620
     13,000   Global Sources Ltd.+ .................      322,250        51,935
     50,000   Jupitermedia Corp.+ ..................      435,800        95,000
        200   Macromedia Inc.+ .....................        2,370         1,546
     14,187   MKS Instruments Inc.+ ................      272,678       154,922
    225,000   OpenTV Corp.+ ........................    1,216,467       283,500
      8,000   Phoenix Technologies Ltd.+ ...........       55,158        58,000
    209,000   StorageNetworks Inc.+ ................      377,933       261,250
    327,000   Tyler Technologies Inc.+ .............    1,270,657     1,438,800
    190,000   Xanser Corp.+ ........................      667,708       304,000
                                                     ------------  ------------
                                                        5,144,644     2,829,973
                                                     ------------  ------------
              CONSUMER PRODUCTS -- 3.1%
      3,500   Action Performance
                Companies Inc.+ ....................       16,187        89,950
     20,000   Adams Golf Inc.+ .....................       63,340         4,200
      2,500   Alberto-Culver Co., Cl. B ............      112,648       122,575
     28,000   Ashworth Inc.+ .......................      120,031       138,600
     25,000   Church & Dwight Co. Inc. .............      354,732       828,750
     15,000   Coachmen Industries Inc. .............      117,198       225,150
     46,000   Department 56 Inc.+ ..................      542,911       480,700
     30,000   Dial Corp. ...........................      333,430       643,800
     16,000   Elizabeth Arden Inc.+ ................      201,080       191,840
      2,000   Genlyte Group Inc.+ ..................        8,580        70,900
      2,000   Harley-Davidson Inc. .................        4,713        92,900
    200,000   Hartmarx Corp.+ ......................      967,321       392,000
      5,000   Madden (Steven) Ltd.+ ................       41,205        72,000
    165,000   Marine Products Corp.+ ...............      238,676     1,750,650
     58,000   National Presto
                Industries Inc. ....................    2,095,599     1,675,040

                                                                      MARKET
  SHARES                                                 COST         VALUE
  ------                                                 ----         ------
      5,000   Nature's Sunshine
              Products Inc. ........................ $     68,955  $     54,150
     35,000   Rayovac Corp.+ .......................      461,020       427,000
     50,000   Revlon Inc., Cl. A+ ..................      254,073       149,500
      3,700   Scotts Co., Cl. A+ ...................       71,963       154,253
      8,000   Skyline Corp. ........................      142,678       217,520
     14,000   Stewart Enterprises Inc.,
              Cl. A+ ...............................       65,467        71,400
     51,425   Syratech Corp.+ ......................       10,841         9,771
     17,000   WD-40 Co. ............................      470,278       491,300
    592,900   Weider Nutrition
                International Inc. .................    1,813,600     1,037,575
    269,000   Wolverine World Wide Inc. ............    3,394,850     4,035,000
                                                     ------------  ------------
                                                       11,971,376    13,426,524
                                                     ------------  ------------
              CONSUMER SERVICES -- 0.8%
     30,000   Bowlin Travel Centers Inc.+ ..........       22,611        54,750
     12,000   Collectors Universe Inc.+ ............       30,987         9,472
     40,000   Loewen Group Inc.+ ...................       60,400         1,200
      4,000   Martha Stewart Living
                Omnimedia Inc. .....................       61,775        28,000
     20,000   Response USA Inc.+ ...................       16,500           140
    170,000   Rollins Inc. .........................    3,324,569     3,298,000
                                                     ------------  ------------
                                                        3,516,842     3,391,562
                                                     ------------  ------------
              DIVERSIFIED INDUSTRIAL -- 11.8%
    240,000   Acuity Brands Inc. ...................    3,245,782     2,942,400
    100,000   Ampco-Pittsburgh Corp. ...............      972,481       981,000
      6,000   Anixter International Inc.+ ..........       57,120       123,600
    215,000   Baldor Electric Co. ..................    4,198,556     4,106,500
    117,000   Chemed Corp. .........................    3,905,653     3,600,090
    180,000   Crane Co. ............................    3,663,625     3,556,800
    110,200   Denison International plc,
                ADR+ ...............................    1,521,954     1,653,000
      5,000   Esco Technologies Inc.+ ..............      166,379       161,500
     90,000   Gardner Denver Inc.+ .................    1,110,443     1,413,900
    120,000   GATX Corp. ...........................    3,417,389     2,376,000
    140,000   GenTek Inc. ..........................      284,065        11,200
    135,000   Greif Bros. Corp., Cl. A .............    2,673,603     3,307,500
      1,000   Greif Bros. Corp., Cl. B .............       29,800        26,875
     26,000   Harbor Global Co. Ltd. ...............      122,937       188,500
     69,900   Katy Industries Inc.+ ................      688,606       202,710
    160,500   Lamson & Sessions Co.+ ...............    1,013,809       553,725
     74,000   Lindsay Manufacturing Co. ............      746,915     1,793,020
    145,000   MagneTek Inc.+ .......................    1,436,024       464,000
      2,000   Matthews International Corp.,
                Cl. A ..............................       24,313        46,740
    268,750   Myers Industries Inc. ................    2,739,915     3,367,438
     40,000   Mykrolis Corp.+ ......................      520,259       246,000
    610,400   Noel Group Inc.+ (b) .................      222,822       301,421
     80,000   Oil-Dri Corporation of America .......      867,543       627,200
      9,600   Olin Corp. ...........................      149,758       157,248
    115,000   Park-Ohio Holdings Corp.+ ............    1,141,072       460,000

                See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                                                                      MARKET
  SHARES                                                 COST         VALUE
  ------                                                 ----         ------
              COMMON STOCKS (CONTINUED)
              DIVERSIFIED INDUSTRIAL (CONTINUED)
     40,000   Precision Castparts Corp. ............ $    938,288  $    867,200
     73,000   Roper Industries Inc. ................    2,646,376     2,518,500
    285,000   Sensient Technologies Corp. ..........    5,754,773     6,022,050
      8,000   Sonoco Products Co. ..................      185,355       170,480
     65,000   Standex International Corp. ..........    1,318,407     1,318,200
      5,000   Tech/Ops Sevcon Inc. .................       54,688        22,250
    276,200   Thomas Industries Inc. ...............    3,625,861     6,849,760
     21,666   WHX Corp.+ ...........................      327,619        45,715
                                                     ------------  ------------
                                                       49,772,190    50,482,522
                                                     ------------  ------------
              EDUCATIONAL SERVICES -- 0.2%
      5,000   School Specialty Inc.+ ...............      119,700       125,050
    104,500   Whitman Education
                Group Inc.+ ........................      284,866       599,830
                                                     ------------  ------------
                                                          404,566       724,880
                                                     ------------  ------------
              ELECTRONICS -- 1.4%
     25,600   Fargo Electronics+ ...................      157,621       209,920
     35,000   Lowrance Electronics Inc.+ ...........       93,891       122,500
    175,000   Oak Technology Inc.+ .................    1,200,818       556,500
     95,000   Park Electrochemical Corp. ...........    2,308,524     1,586,500
    250,000   Thomas & Betts Corp.+ ................    4,752,720     3,522,500
                                                     ------------  ------------
                                                        8,513,574     5,997,920
                                                     ------------  ------------
              ENERGY AND UTILITIES -- 5.2%
     40,000   AGL Resources Inc. ...................      746,290       883,600
      6,400   BIW Ltd. .............................       94,562       114,560
    100,000   Callon Petroleum Co.+ ................    1,012,283       486,000
    142,900   CH Energy Group Inc. .................    6,024,220     6,706,297
     10,000   Chesapeake Utilities Corp. ...........      187,062       188,600
     23,000   Connecticut Water
                Service Inc. .......................      464,832       589,260
    122,500   DQE Inc. .............................    1,771,393     1,837,500
    110,000   El Paso Electric Co.+ ................    1,484,705     1,306,800
     66,666   Florida Public Utilities Co. .........      792,692       876,658
     20,000   Middlesex Water Co. ..................      465,115       450,000
     12,000   Nicor Inc. ...........................      238,216       338,400
      8,000   Petroleum Geo-Services
                ASA, ADR+ ..........................      100,956         6,080
      2,000   PetroQuest Energy Inc.+ ..............        5,250         8,840
    281,200   RPC Inc. .............................      913,729     2,783,880
     10,000   SEMCO Energy Inc. ....................       88,964        77,800
     17,000   SJW Corp. ............................    1,657,489     1,326,000
     18,866   Southern Union Co. ...................      337,284       213,186
    110,000   Southwest Gas Corp. ..................    1,915,596     2,447,500
     14,000   Tesoro Petroleum Corp.+ ..............      194,300        39,200
      4,000   Toreador Resources Corp.+ ............       15,250        13,200
      5,700   W-H Energy Services, Inc.+ ...........      126,515        98,610
    160,000   Westar Energy Inc. ...................    2,691,380     1,609,600
                                                     ------------  ------------
                                                       21,328,083    22,401,571
                                                     ------------  ------------

                                                                      MARKET
  SHARES                                                 COST         VALUE
  ------                                                 ----         ------
              ENTERTAINMENT -- 2.2%
      9,000   Canterbury Park
                Holding Corp.+ ..................... $     72,308  $     76,590
    140,000   Dover Motorsports Inc. ...............      780,250       560,000
     48,165   Fisher Communications Inc. ...........    3,049,744     2,263,755
    151,000   GC Companies Inc.+ ...................      164,590        44,545
    235,000   Gemstar-TV Guide
                International Inc.+ ................    1,677,461       592,200
        500   Integrity Media Inc.+ ................        3,550         2,495
     16,000   International Speedway Corp.,
                Cl. A ..............................      515,479       635,680
      2,500   International Speedway Corp.,
                Cl. B ..............................       45,000        98,875
     25,000   Liberty Livewire Corp., Cl. A+ .......      135,469        39,250
     25,500   Liberty Media Corp., Cl. A+ ..........      289,654       183,090
     20,000   Loews Cineplex
                Entertainment Corp.+ ...............       20,008            40
     10,000   Metromedia International
                Group Inc.+ ........................        6,700           500
    500,000   Six Flags Inc.+ ......................    3,506,065     1,760,000
     50,000   Topps Co. Inc.+ ......................      261,384       431,000
    100,000   USA Interactive Inc.+ ................    1,068,180     1,938,000
     75,000   World Wrestling
                Entertainment Inc.+ ................      964,829       627,750
                                                     ------------  ------------
                                                       12,560,671     9,253,770
                                                     ------------  ------------
              ENVIRONMENTAL SERVICES -- 1.4%
    250,000   Allied Waste Industries Inc.+ ........    2,447,961     1,837,500
     30,000   Catalytica Energy
                Systems Inc.+ ......................      357,359       104,100
    180,000   Republic Services Inc.+ ..............    2,563,261     3,384,000
     70,000   Trojan Technologies Inc.+ ............      392,797       463,366
                                                     ------------  ------------
                                                        5,761,378     5,788,966
                                                     ------------  ------------
              EQUIPMENT AND SUPPLIES -- 10.8%
    120,000   AMETEK Inc. ..........................    1,427,798     3,494,400
    430,700   Baldwin Technology Co. Inc.,
                Cl. A+ .............................    1,440,511       146,438
     92,000   Belden Inc. ..........................    1,985,933     1,234,640
     24,000   Bway Corp.+ ..........................      180,193       333,600
     10,000   C&D Technologies Inc. ................      206,080       146,600
     20,000   Capstone Turbine Corp. ...............       57,000        11,800
    138,000   CIRCOR International Inc. ............    1,652,073     1,849,200
    215,000   CLARCOR Inc. .........................    2,542,198     6,600,500
    110,000   Core Molding
                Technologies Inc.+ .................      276,897       132,000
    200,000   Crown Cork & Seal Co. Inc.+ ..........      807,766     1,050,000
     91,500   CTS Corp. ............................    1,290,546       420,900
     66,000   Cuno Inc.+ ...........................    1,134,558     2,036,100
      3,000   Danaher Corp. ........................      102,310       170,550
     35,000   Donaldson Co. Inc. ...................      807,585     1,201,550
    350,000   Fedders Corp. ........................    1,751,463       882,000

                See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                                                                      MARKET
  SHARES                                                 COST         VALUE
  ------                                                 ----         ------
              COMMON STOCKS (CONTINUED)
              EQUIPMENT AND SUPPLIES (CONTINUED)
    200,000   Flowserve Corp.+ ..................... $  3,305,684  $  2,000,000
     97,000   Franklin Electric Co. Inc. ...........    1,568,277     4,146,750
     40,000   General Magnaplate
                Corp.+ (b) .........................       83,762        60,000
    103,600   Gerber Scientific Inc.+ ..............    1,155,932       398,860
     80,275   Gorman-Rupp Co. ......................    1,956,309     1,870,407
     60,000   Graco Inc. ...........................      846,396     1,488,000
     42,000   GrafTech International Ltd.+ .........      574,742       304,500
      2,000   Hughes Supply Inc. ...................       28,473        58,280
     40,000   IDEX Corp. ...........................      556,738     1,142,000
     15,000   Imagistics International Inc.+ .......      279,820       260,250
    150,000   Interpump Group SpA ..................      604,506       588,503
      2,000   Jarden Corp.+ ........................       12,770        54,300
     10,000   K-Tron International Inc.+ ...........       74,932       127,000
      9,000   Littelfuse Inc.+ .....................       62,500       151,380
     30,000   Lufkin Industries Inc. ...............      559,945       738,000
     16,000   Met-Pro Corp. ........................      207,519       218,400
     12,000   Mueller Industries Inc.+ .............      309,156       310,800
      4,500   Plantronics Inc.+ ....................       56,548        73,350
     30,000   Robbins & Myers Inc. .................      564,553       559,500
     40,500   Sequa Corp., Cl. A+ ..................    1,502,140     2,110,050
     20,000   Sequa Corp., Cl. B+ ..................    1,215,377     1,150,000
     76,900   SL Industries Inc.+ ..................      967,542       407,570
      3,000   Smith (A.O.) Corp. ...................       49,213        85,260
     15,000   Smith (A.O.) Corp., Cl. A ............      336,569       426,300
     95,000   SPS Technologies Inc.+ ...............    2,984,875     2,368,350
    150,000   Sybron Dental
                Specialties Inc.+ ..................    2,876,801     2,098,500
      5,000   Teleflex Inc. ........................       76,167       227,900
     50,000   Tennant Co. ..........................    1,602,465     1,617,500
      5,000   Valmont Industries Inc. ..............       40,625       116,750
      7,875   Watsco Inc., Cl. B ...................       23,627       114,188
     82,000   Watts Industries Inc., Cl. A .........    1,165,238     1,344,800
     12,000   Wolverine Tube Inc.+ .................      137,160        73,560
                                                     ------------  ------------
                                                       41,449,272    46,401,286
                                                     ------------  ------------
              FINANCIAL SERVICES -- 3.4%
     11,000   Alleghany Corp.+ .....................    2,135,559     2,084,500
     47,000   Argonaut Group Inc. ..................    1,033,209       810,750
     60,000   Bankgesellschaft Berlin AG+ ..........    1,271,212       106,731
    135,300   BKF Capital Group Inc.+ ..............    2,463,405     2,852,124
    200,000   CNA Surety Corp. .....................    2,556,319     2,640,000
      4,000   Crazy Woman Creek
                Bancorp Inc. .......................       51,340        49,000
     63,000   Danielson Holding Corp.+ .............      255,200       206,640
      3,000   Federal Agricultural
                Mortgage Corp., Cl. C+ .............       24,000        88,530
      7,000   First Republic Bank+ .................      193,567       152,250
     11,200   Flushing Financial Corp. .............      207,232       186,816
      2,000   Gainsco Inc.+ ........................       12,100           120

                                                                      MARKET
  SHARES                                                 COST         VALUE
  ------                                                 ----         ------
     62,000   Hibernia Corp., Cl. A ................ $    827,787  $  1,239,380
      2,000   LandAmerica Financial
                Group Inc. .........................       24,350        65,780
     15,000   Metris Companies Inc. ................      133,574        34,650
    124,000   Midland Co. ..........................      940,476     2,086,920
      1,500   NetBank Inc.+ ........................        6,000        15,615
      1,000   Republic Bancshares Inc.+ ............       12,523        19,440
     35,000   Riggs National Corp. .................      563,309       500,150
      7,000   Sterling Bancorp .....................      217,181       185,710
     43,000   Wilmington Trust Corp. ...............    1,354,239     1,243,560
                                                     ------------  ------------
                                                       14,282,582    14,568,666
                                                     ------------  ------------
              FOOD AND BEVERAGE -- 5.0%
     20,000   Boston Beer Co. Inc., Cl. A+ .........      302,993       278,000
     13,000   Brown-Forman Corp., Cl. A ............      717,207       885,950
      7,500   Cheesecake Factory Inc.+ .............       37,036       223,725
     20,000   Corn Products
                International Inc. .................      623,275       575,000
     50,000   Del Monte Foods Co.+ .................      548,163       408,500
     85,000   Denny's Corp.+ .......................      132,580        64,600
      2,500   Farmer Brothers Co. ..................      389,323       812,505
    195,000   Flowers Foods Inc.+ ..................    3,345,798     4,432,350
        500   Genesee Corp., Cl. A .................        1,875         6,050
     21,500   Genesee Corp., Cl. B .................      168,962       266,600
      5,000   Hain Celestial Group Inc.+ ...........       94,524        73,250
     50,000   International Multifoods
                Corp.+ .............................    1,083,861       980,000
      6,000   J & J Snack Foods Corp.+ .............       89,786       221,100
     14,000   Midwest Grain Products Inc. ..........      204,401       102,200
     30,000   Mondavi (Robert) Corp.,
                Cl. A+ .............................    1,004,825       913,800
      2,500   Northland Cramberries Inc.,
                Cl. A+ .............................       12,906         2,362
      4,000   Omni Nutraceuticals Inc.+ ............       13,563             4
    258,500   PepsiAmericas Inc. ...................    3,346,759     3,670,700
     65,000   Ralcorp Holdings Inc.+ ...............      952,808     1,382,550
     83,000   Smucker (J.M.) Co. ...................    1,863,426     3,046,100
     48,200   The Steak n Shake Co.+ ...............      567,632       530,200
     33,562   Tootsie Roll Industries Inc. .........      540,060       997,463
     60,000   Triarc Companies Inc.+ ...............    1,455,146     1,361,400
    403,000   Twinlab Corp.+ .......................    1,384,202       130,975
                                                     ------------  ------------
                                                       18,881,111    21,365,384
                                                     ------------  ------------
              HEALTH CARE -- 2.0%
     50,000   Apogent Technologies Inc.+ ...........    1,045,275       933,000
     10,000   Corixa Corp.+ ........................      196,695        63,300
     38,520   Del Global Technologies
                Corp.+ .............................      148,249        92,448
     10,000   Digene Corp+ .........................       87,675        79,000
     35,000   Henry Schein Inc.+ ...................    1,241,638     1,846,250
     90,000   Inamed Corp.+ ........................    2,319,324     2,070,000
     37,400   Inverness Medical
                Innovations Inc.+ ..................      678,329       354,926

                See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                                                                      MARKET
  SHARES                                                 COST         VALUE
  ------                                                 ----         ------
              COMMON STOCKS (CONTINUED)
              HEALTH CARE (CONTINUED)
     32,000   Invitrogen Corp.+ .................... $  1,690,677  $  1,090,240
     15,000   Nabi Biopharmaceuticals+ .............      105,625        81,339
     31,500   Owens & Minor Inc. ...................      605,454       450,135
     51,000   Penwest Pharmaceuticals
                Co.+ ...............................      368,868       424,830
     87,500   Sola International Inc.+ .............    1,136,964       879,375
     75,000   Women First
                HealthCare Inc.+ ...................       97,658       351,000
                                                     ------------  ------------
                                                        9,722,431     8,715,843
                                                     ------------  ------------
              HOME FURNISHINGS -- 0.5%
     16,000   Bassett Furniture
                Industries Inc. ....................      286,154       220,320
      4,000   Bed Bath & Beyond Inc.+ ..............       11,125       130,280
    239,550   Carlyle Industries Inc.+ .............       95,803        67,074
     15,000   Foamex International Inc. ............      127,458        82,500
     30,000   La-Z-Boy Chair Co. ...................      250,200       696,000
     70,000   Oneida Ltd. ..........................      732,976       975,100
                                                     ------------  ------------
                                                        1,503,716     2,171,274
                                                     ------------  ------------
              HOTELS AND GAMING -- 4.2%
    155,000   Aztar Corp.+ .........................    1,132,370     2,047,550
    120,000   Boca Resorts Inc., Cl. A+ ............    1,585,001     1,224,000
     12,000   Boyd Gaming Corp.+ ...................       90,225       224,040
     35,500   Churchill Downs Inc. .................      869,983     1,295,750
    100,000   Dover Downs Gaming &
                Entertainment Inc. .................      999,233       814,000
     40,000   Extended Stay America Inc.+ ..........      448,203       508,000
    160,000   Gaylord Entertainment Co.+ ...........    4,645,680     3,027,200
      5,000   Jurys Hotel Group plc ................       27,762        37,306
     73,000   Kerzner International Ltd+ ...........    1,482,838     1,679,000
    350,000   La Quinta Corp.+ .....................      836,562     1,680,000
     75,000   Lakes Gaming Inc.+ ...................      859,720       417,750
    380,000   Magna Entertainment Corp.,
                Cl. A+ .............................    2,525,050     2,066,440
    120,000   Park Place Entertainment
                Corp.+ .............................    1,129,667       954,000
     60,000   Penn National Gaming Inc.+ ...........      293,198     1,132,800
     92,500   Pinnacle Entertainment Inc.+ .........      751,558       675,250
      3,000   Station Casinos Inc.+ ................       13,350        51,030
     50,000   Trump Hotels & Casino
                Resorts Inc.+ ......................      442,109       112,500
     70,000   Wyndham International Inc.,
                Cl. A+ .............................      153,945        23,800
     20,000   Youbet.com Inc.+ .....................       51,494        10,600
                                                     ------------  ------------
                                                       18,337,948    17,981,016
                                                     ------------  ------------
              METALS AND MINING -- 0.4%
    570,000   Echo Bay Mines Ltd.+ .................      562,842       638,400
     10,000   Meridian Gold Inc.,
                New York+ ..........................       75,630       183,000
     70,000   Placer Dome Inc. .....................      653,970       639,100

                                                                      MARKET
  SHARES                                                 COST         VALUE
  ------                                                 ----         ------
    190,000   Royal Oak Mines Inc.+ ................ $    322,487  $      3,135
     30,000   Stillwater Mining Co.+ ...............      415,467       180,000
     20,000   TVX Gold Inc.+ .......................      421,646       283,600
                                                     ------------  ------------
                                                        2,452,042     1,927,235
                                                     ------------  ------------
              MUTUAL FUNDS -- 0.4%
     45,000   Central European Equity
                Fund Inc. ..........................      608,109       562,500
     33,466   France Growth Fund Inc.+ .............      342,657       177,035
     32,000   Germany Fund Inc. ....................      358,820       144,000
     27,808   Italy Fund Inc. ......................      243,042       157,115
     65,000   New Germany Fund Inc.+ ...............      764,184       209,300
     78,000   Pimco RCM Europe Fund Inc. ...........      611,900       458,640
     11,000   Spain Fund Inc. ......................      103,029        67,650
                                                     ------------  ------------
                                                        3,031,741     1,776,240
                                                     ------------  ------------
              PAPER AND FOREST PRODUCTS -- 0.1%
     16,300   Schweitzer-Manduit
                International Inc. .................      407,977       348,005
     24,000   Wausau-Mosinee Paper Corp. ...........      280,863       221,040
                                                     ------------  ------------
                                                          688,840       569,045
                                                     ------------  ------------
              PUBLISHING -- 4.0%
    242,556   Independent News &
                Media plc, Dublin ..................      380,260       323,603
    120,000   Journal Register Co.+ ................    1,919,864     2,262,000
     15,000   Lee Enterprises Inc. .................      363,318       492,900
     53,500   McClatchy Co., Cl. A .................    1,588,435     3,260,825
     73,500   Media General Inc., Cl. A ............    1,988,355     3,737,475
     29,000   Meredith Corp. .......................      515,253     1,248,450
    595,000   Penton Media Inc.+ ...................    1,530,829       142,800
    323,700   PRIMEDIA Inc.+ .......................    1,044,305       449,943
     62,000   Pulitzer Inc. ........................    1,468,063     2,582,300
    271,500   Thomas Nelson Inc.+ ..................    2,877,128     2,389,200
      4,000   Value Line Inc. ......................      162,772       156,000
     12,000   Wiley (John) & Sons Inc.,
                Cl. B ..............................       46,500       263,400
                                                     ------------  ------------
                                                       13,885,082    17,308,896
                                                     ------------  ------------
              REAL ESTATE -- 1.4%
    138,000   Catellus Development Corp.+ ..........    1,695,985     2,546,100
    120,000   Griffin Land &
                Nurseries Inc.+ ....................    1,497,629     1,608,000
     11,550   Gyrodyne Company of
                America Inc.+ ......................      178,611       184,742
     25,000   Malan Realty Investors Inc. ..........      243,160       113,750
    110,000   Morguard Corp. .......................    1,392,683     1,282,924
     14,000   United Park City Mines Co.+ ..........      271,462       333,060
                                                     ------------  ------------
                                                        5,279,530     6,068,576
                                                     ------------  ------------
              RETAIL -- 2.9%
     35,000   Aaron Rents Inc. .....................      380,856       805,000
     65,000   Aaron Rents Inc., Cl. A ..............      524,217     1,550,250

                See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                                                                      MARKET
  SHARES                                                 COST         VALUE
  ------                                                 ----         ------
              COMMON STOCKS (CONTINUED)
              RETAIL  (CONTINUED)
    100,000   Burlington Coat Factory
                Warehouse Corp. .................... $  1,080,937  $  1,800,000
     10,000   Coldwater Creek Inc.+ ................      172,823       131,800
    175,000   Ingles Markets Inc., Cl. A ...........    2,176,507     1,872,500
    225,000   Lillian Vernon Corp. .................    3,479,056     1,235,250
      4,200   Neiman Marcus Group Inc.,
                Cl. A+ .............................      116,021       110,250
    120,000   Neiman Marcus Group Inc.,
                Cl. B+ .............................    3,826,247     2,940,000
     30,000   Sports Authority Inc.+ ...............       96,187       179,100
     57,500   Weis Markets Inc. ....................    1,789,681     1,925,100
                                                     ------------  ------------
                                                       13,642,532    12,549,250
                                                     ------------  ------------
              SATELLITE -- 0.1%
     18,500   Liberty Satellite & Technology
                Inc., Cl. A+ .......................       87,030        41,625
    115,000   Pegasus Communications
                Corp.+ .............................      818,701       126,500
     35,000   Sirius Satellite Radio Inc+ ..........      224,865        35,000
     35,000   XM Satellite Radio Holdings
                Inc., Cl. A+ .......................      411,705       136,500
                                                     ------------  ------------
                                                        1,542,301       339,625
                                                     ------------  ------------
              SPECIALTY CHEMICALS -- 5.5%
     45,000   Airgas Inc. ..........................      265,900       590,850
     38,000   Albemarle Corp. ......................      838,805       961,020
     60,000   Arch Chemicals Inc. ..................    1,257,423     1,063,200
     10,000   Cytec Industries Inc.+ ...............      278,296       219,500
    157,000   Ferro Corp. ..........................    3,474,812     3,626,700
    130,000   Fuller (H.B.) Co. ....................    2,306,337     3,458,000
    240,146   General Chemical Group Inc.+ .........    1,179,650       636,387
     50,000   Great Lakes Chemical Corp. ...........    1,247,734     1,201,000
    346,500   Hercules Inc.+ .......................    3,460,021     3,191,265
    180,000   MacDermid Inc. .......................    3,192,494     3,591,000
    183,000   Material Sciences Corp.+ .............    1,735,070     2,227,110
    109,000   Omnova Solutions Inc.+ ...............      733,718       500,310
     50,000   Penford Corp. ........................      539,601       675,000
     10,000   Quaker Chemical Corp. ................      181,138       192,400
     73,000   Schulman (A.) Inc. ...................      850,409     1,265,090
                                                     ------------  ------------
                                                       21,541,408    23,398,832
                                                     ------------  ------------
              TELECOMMUNICATIONS -- 1.0%
      9,200   Atlantic Tele-Network Inc. ...........       92,644       131,560
     55,000   Citizens Communications Co.+ .........      524,892       372,900
     53,300   Commonwealth Telephone
                Enterprises Inc.+ ..................    1,212,423     1,853,241
     22,000   Commonwealth Telephone
                Enterprises Inc., Cl. B+ ...........      226,769       765,380
      6,795   Community Service
                Communications Inc. ................      101,925        28,811
     44,950   D&E Communications Inc. ..............      586,207       449,500

                                                                      MARKET
  SHARES                                                 COST         VALUE
  ------                                                 ----         ------
     65,000   McLeodUSA Inc., Cl.A,
                Escrow+ ............................ $          0  $          0
     10,000   NTL Inc.+ ............................          200           130
      2,000   RCN Corp.+ ...........................        9,221         1,020
     25,000   Rogers Communications Inc.,
                Cl. B, ADR+ ........................      226,377       157,000
     10,000   Shenandoah
                Telecommunications Co. .............      293,785       507,400
     60,000   Williams Communications
                Group Inc.+ ........................          900           960
     53,000   Winstar Communications Inc.+ .........          133            79
                                                     ------------  ------------
                                                        3,275,476     4,267,981
                                                     ------------  ------------
              TRANSPORTATION -- 0.2%
     80,000   Grupo TMM SA de CV, Cl. A,
                ADR+ ...............................      807,999       488,800
      2,000   Irish Continental Group plc ..........       18,258        11,087
     50,000   OMI Corp. ............................      313,120       163,000
      4,800   Providence & Worcester
                Railroad Co. .......................       40,939        32,928
                                                     ------------  ------------
                                                        1,180,316       695,815
                                                     ------------  ------------
              WIRELESS COMMUNICATIONS -- 0.9%
     25,000   AirGate PCS Inc.+ ....................      315,843        11,000
     40,000   AT&T Wireless Services Inc.+ .........      360,371       164,800
     53,000   Centennial Communications
                Corp.+ .............................      702,604       153,700
     80,000   Leap Wireless
                International Inc.+ ................      588,287        18,400
    124,900   Microcell Telecommunications
                Inc., Cl. B+ .......................        5,621         5,121
      5,000   Nextel Communications Inc.,
                Cl. A+ .............................       35,338        37,750
     75,000   Price Communications Corp.+ ..........      914,718       847,500
     61,000   Rogers Wireless
                Communications Inc., Cl. B+ ........      901,391       333,060
     52,000   Rural Cellular Corp., Cl. A+ .........      861,866        44,720
     20,000   Triton PCS Holdings Inc.,
                Cl. A+ .............................      366,968        41,800
      5,000   Ubiquitel Inc.+ ......................       40,150         1,250
     75,000   Vimpel-Communications,
                ADR+ ...............................    1,942,591     1,776,750
    200,000   Western Wireless Corp.,
                Cl. A+ .............................    1,060,247       540,000
                                                     ------------  ------------
                                                        8,095,995     3,975,851
                                                     ------------  ------------
              TOTAL COMMON STOCKS ..................  372,404,273   373,128,033
                                                     ------------  ------------
              PREFERRED STOCKS -- 1.9%
              BROADCASTING -- 0.4%
      1,063   Granite Broadcasting Corp.,
                12.750% Pfd. .......................      439,683       637,800

                See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                                                                      MARKET
  SHARES                                                 COST         VALUE
  ------                                                 ----         ------
              PREFERRED STOCKS (CONTINUED)
              BROADCASTING (CONTINUED)
        100   Gray Television Inc.,
                8.000% Cv. Pfd., Ser. C (b)(d) ..... $  1,000,000  $  1,000,000
                                                     ------------  ------------
                                                        1,439,683     1,637,800
                                                     ------------  ------------
              BUSINESS SERVICES -- 0.5%
     20,000   Interep National
                Radio Sales Inc.,
                4.000% Cv. Pfd., Ser. A (b)(d) .....    2,000,000     2,000,000
                                                     ------------  ------------
              COMMUNICATIONS EQUIPMENT -- 0.2%
     23,000   Allen Telecom Inc.,
                7.750% Cv. Pfd., Ser. D ............    1,133,275       943,000
                                                     ------------  ------------
              DIVERSIFIED INDUSTRIAL -- 0.1%
              WHX Corp.,
     58,000     6.500% Cv. Pfd., Ser. A+ ...........      463,067       255,200
     81,500     $3.75 Cv. Pfd., Ser. B+ ............    1,370,551       419,725
                                                     ------------  ------------
                                                        1,833,618       674,925
                                                     ------------  ------------
              PUBLISHING -- 0.7%
    186,606   News Corp. Ltd., Pfd., ADR ...........    1,098,550     3,097,660
                                                     ------------  ------------
              TOTAL PREFERRED STOCKS ...............    7,505,126     8,353,385
                                                     ------------  ------------
              RIGHTS -- 0.0%
              TELECOMMUNICATIONS -- 0.0%
      2,220   NTL Inc. Rights+ .....................            0             0
                                                     ------------  ------------
              TOTAL RIGHTS .........................            0             0
                                                     ------------  ------------
              WARRANTS -- 0.0%
              BUSINESS SERVICES -- 0.0%
    125,000   Interep National Radio
                Sales Inc.+ ........................            0             0
                                                     ------------  ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
        430   Anacomp Inc., Cl. B ..................            0            66
                                                     ------------  ------------
              HEALTH CARE -- 0.0%
     14,424   Del Global Technologies Corp.
                Warrants ...........................       24,809         4,616
                                                     ------------  ------------
              TOTAL WARRANTS .......................       24,809         4,682
                                                     ------------  ------------

 PRINCIPAL                                                            MARKET
  AMOUNT                                                 COST         VALUE
  ------                                                 ----         ------
              CORPORATE BONDS -- 0.2%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
$   800,000   Exide Corp., Sub. Deb. Cv.,
                2.900%, 12/15/05+ (c)(d) ........... $      6,000  $     16,000
    500,000   GenCorp Inc., Sub. Deb. Cv.,
                5.750%, 04/15/07 ...................      470,865       448,125
                                                     ------------  ------------
                                                          476,865       464,125
                                                     ------------  ------------
              BUILDING AND CONSTRUCTION -- 0.0%
    100,000   Foster Wheeler Ltd.,
                Sub. Deb. Cv.,
                6.500%, 06/01/07 ...................       25,548        21,375
                                                     ------------  ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
    300,000   Exodus Communications Inc.,
                Sub. Deb. Cv.,
                5.250%, 02/15/08 (c) ...............        1,185         1,125
                                                     ------------  ------------
              ENERGY AND UTILITIES -- 0.0%
    200,000   Friede Goldman Halter Inc.,
                Sub. Deb. Cv.,
                4.500%, 09/15/04+ (c) ..............       26,000        23,000
    100,000   Ogden Corp., Sub. Deb. Cv.,
                6.000%, 06/01/03+ (c) ..............       99,535        13,000
                                                     ------------  ------------
                                                          125,535        36,000
                                                     ------------  ------------
              HEALTH CARE -- 0.0%
     28,848   Del Global Technologies Corp.,
                6.000%, 03/28/07 ...................       28,848        28,848
     10,000   Inhale Therapeutic Systems,
                Sub. Deb. Cv.,
                6.750%, 10/13/06 (d) ...............        5,802         4,519
                                                     ------------  ------------
                                                           34,650        33,367
                                                     ------------  ------------
              TELECOMMUNICATIONS -- 0.1%
    300,000   NTL Inc., Sub. Deb. Cv.,
                5.750%, 12/15/09+ (c) ..............       34,500        55,500
    400,000   Williams Communications
                Group Inc.,
                10.875%, 10/01/09+ (c) .............       48,000        42,000
    200,000   XO Communications Inc.,
                Sub. Deb. Cv.,
                5.750%, 01/15/09+ (c)(d) ...........          375           500
                                                     ------------  ------------
                                                           82,875        98,000
                                                     ------------  ------------
              TOTAL CORPORATE BONDS ................      746,658       653,992
                                                     ------------  ------------
                See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
 PRINCIPAL                                                            MARKET
  AMOUNT                                                 COST         VALUE
  ------                                                 ----         ------
              U.S. GOVERNMENT OBLIGATIONS -- 10.9%
$46,954,000   U.S. Treasury Bills,
                1.580% to 1.690%++,
                10/03/02 to 12/19/02 ...............  $46,864,697  $ 46,869,203
                                                     ------------  ------------
              TOTAL
                INVESTMENTS -- 100.1% .............. $427,545,563   429,009,295
                                                     ============
              OTHER ASSETS AND
                LIABILITIES (NET) -- (0.1)% ........ ............      (593,650)
                                                                   -------------
              NET ASSETS -- 100.0% ..............................  $428,415,645
                                                                   =============
----------------
              For Federal tax purposes:
              Aggregate cost ....................................  $431,153,732
                                                                   ============
              Gross unrealized appreciation .....................  $ 74,482,941
              Gross unrealized depreciation .....................   (76,627,378)
                                                                   ------------
              Net unrealized depreciation .......................  $ (2,144,437)
                                                                   ============

 NUMBER OF                                                           UNREALIZED
 CONTRACTS                                         EXPIRATION DATE  DEPRECIATION
  --------                                         ---------------  ------------
              FUTURES CONTRACTS -- LONG POSITION
         80   Russell 2000 Futures .................   12/19/02       (193,872)
                                                                   ============
----------------
(a) Security Considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
(b)   Security  fair  valued  under  procedures  established  by  the  Board  of
      Directors.
(c)   Security is in default.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2002, the market value of Rule 144A securities amounted to $3,021,019 or 0.71% of total net assets.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depository Receipt.

                See accompanying notes to financial statements.

                        THE GABELLI SMALL CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value
    (Cost $427,545,563) .......................................    $429,009,295
  Cash ........................................................           1,313
  Dividends and interest receivable ...........................         370,199
  Receivable for investments sold .............................       1,092,950
  Receivable for capital shares sold ..........................         436,462
  Variation margin ............................................         114,581
                                                                   ------------
  TOTAL ASSETS ................................................     431,024,800
                                                                   ------------
LIABILITIES:
  Payable for investments purchased ...........................         583,421
  Payable for capital shares redeemed .........................       1,340,106
  Payable for investment advisory fees ........................         369,819
  Payable for distribution fees ...............................          92,455
  Other accrued expenses ......................................         223,354
                                                                   ------------
  TOTAL LIABILITIES ...........................................       2,609,155
                                                                   ------------
  NET ASSETS applicable to 25,148,364
    shares outstanding ........................................    $428,415,645
                                                                   ============
NET ASSETS CONSIST OF:
  Capital stock, at par value .................................    $     25,148
  Additional paid-in capital ..................................     424,851,071
  Accumulated net investment loss .............................          (3,888)
  Accumulated net realized gain on investments,
    futures and foreign currency transactions .................       2,273,150
  Net unrealized appreciation on investments,
    futures and foreign currency transactions .................       1,270,164
                                                                   ------------
  TOTAL NET ASSETS ............................................    $428,415,645
                                                                   ============
  NET ASSET VALUE, offering and redemption
    price per share ($428,415,645 / 25,148,364
    shares outstanding; unlimited number of
    shares authorized of $0.001 par value) ....................          $17.04
                                                                         ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $14,502) .................    $  4,629,572
  Interest ....................................................       1,050,440
                                                                   ------------
  TOTAL INVESTMENT INCOME .....................................       5,680,012
                                                                   ------------
EXPENSES:
  Investment advisory fees ....................................       4,601,591
  Distribution fees ...........................................       1,150,398
  Shareholder services fees ...................................         493,769
  Shareholder communications expenses .........................         126,601
  Custodian fees ..............................................         100,066
  Legal and audit fees ........................................          73,387
  Directors' fees .............................................          49,269
  Registration fees ...........................................          39,457
  Miscellaneous expenses ......................................          44,981
                                                                   ------------
  TOTAL EXPENSES ..............................................       6,679,519
                                                                   ------------
  NET INVESTMENT LOSS .........................................        (999,507)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN/ (LOSS)
  ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investments, futures
    contracts and foreign currency transactions ...............       4,994,295
  Net change in unrealized depreciation on
    investments, futures contracts and
    foreign currency transactions .............................     (10,113,304)
                                                                   ------------
  NET REALIZED AND UNREALIZED GAIN/ (LOSS)
    ON INVESTMENTS, FUTURES CONTRACTS AND
    FOREIGN CURRENCY TRANSACTIONS .............................      (5,119,009)
                                                                   ------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...........................................    $ (6,118,516)
                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     YEAR ENDED            YEAR ENDED
                                                                 SEPTEMBER 30, 2002    SEPTEMBER 30, 2001
                                                                 ------------------    ------------------
OPERATIONS:
  Net investment income/(loss) ................................    $   (999,507)         $  1,207,011
  Net realized gain on investments, futures contracts and
    foreign currency transactions .............................       4,994,295            10,242,704
  Net change in unrealized depreciation on investments,
    futures contracts and foreign currency transactions .......     (10,113,304)          (44,215,305)
                                                                   ------------          ------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......      (6,118,516)          (32,765,590)
                                                                   ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .......................................        (314,152)             (879,845)
  Net realized short-term gain on investments .................      (3,455,301)           (4,639,184)
  Net realized long-term gain on investments ..................      (4,307,907)          (70,972,382)
                                                                   ------------          ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........................      (8,077,360)          (76,491,411)
                                                                   ------------          ------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share transactions ..      69,746,245           115,663,315
                                                                   ------------          ------------
  NET INCREASE IN NET ASSETS ..................................      55,550,369             6,406,314
NET ASSETS:
  Beginning of period .........................................     372,865,276           366,458,962
                                                                   ------------          ------------
  End of period (including undistributed net investment income of
    $0 and $281,696, respectively) ............................    $428,415,645          $372,865,276
                                                                   ============          ============

     See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Small Cap Growth Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of two separately managed portfolios (collectively, the "Portfolios") of the Corporation, each with four separate classes of shares known as Class AAA, Class A, Class B and Class C. Currently, only Class AAA Shares are offered to the public. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on October 22, 1991.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The Fund had 80 open long position contracts of Russell 2000 Index Futures open at September 30, 2002.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. At September 30, 2002, there were no open forward foreign exchange contacts.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

For the fiscal year ended September 30, 2002, the tax character of distributions paid does not materially differ from accounting principles generally accepted in the United States.

For the year ended September 30, 2002, reclassifications were made to decrease accumulated net investment loss for $1,028,075 and decrease accumulated net realized gain on investments, futures and foreign currency transactions for $98,617 and decrease additional paid-in-capital for $929,458.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

As of September 30, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

           Undistributed long term capital gains .......  $ 5,687,447
           Net unrealized depreciation .................   (2,144,437)
                                                          -----------
           Total accumulated earnings ..................  $ 3,543,010
                                                          ===========

The difference between book and tax basis undistributed net realized capital gains and net unrealized depreciation is primarily due to the deferral of losses from wash sales and unrealized mark-to-market loss on futures contracts.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates. At September 30, 2002, there was $369,819 payable to the Advisor.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended September 30, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $1,150,398, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended September 30, 2002, other than short term securities, aggregated $99,505,552 and $42,065,045, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the fiscal year ended September 30, 2002, the Fund paid brokerage commissions of $302,873 to Gabelli & Company, Inc. and its affiliates.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The cost of calculating the Fund's net asset value per share is a Fund expense pursuant to the Investment Advisory Agreement between the Fund and Gabelli Funds, LLC (the "Adviser"). During fiscal 2002, the Fund reimbursed the Adviser $26,100 in connection with the cost of computing the Fund's net asset value.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the year ended September 30, 2002.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                             YEAR ENDED                   YEAR ENDED
                                                         SEPTEMBER 30, 2002           SEPTEMBER 30, 2001
                                                     -------------------------    -------------------------
                                                       SHARES        AMOUNT         SHARES        AMOUNT
                                                     ----------  -------------    ----------  -------------
Shares sold .......................................  11,939,999  $ 234,497,129    10,192,501  $ 202,915,636
Shares issued upon reinvestment of dividends ......     413,536      7,717,258     4,189,440     72,897,246
Shares redeemed ...................................  (8,971,244)  (172,468,142)   (8,142,795)  (160,149,567)
                                                     ----------  -------------    ----------  -------------
Net increase ......................................   3,382,291  $  69,746,245     6,239,146  $ 115,663,315
                                                     ==========  =============    ==========  =============

9. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended September 30, 2002, is set forth below:

                                                                                    PERCENT
                                  SHARES                                VALUE AT     OWNED
                      BEGINNING  PURCHASED  ENDING  REALIZED  DIVIDEND  SEPTEMBER  OF SHARES
                       SHARES     (SOLD)    SHARES   (LOSS)    INCOME   30, 2002  OUTSTANDING
                      ---------  ---------  ------  --------  --------  --------- -----------
Trans-Lux Corp. ....    88,500     1,500    90,000  $      0  $12,548   $443,250     9.25%
                        ======     =====    ======  ========  =======   ========     =====

THE GABELLI SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                                                YEAR ENDED SEPTEMBER 30,
                                                    ------------------------------------------------
                                                      2002      2001      2000      1999      1998
                                                    --------  --------  --------  --------  --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..........  $  17.13  $  23.60  $  21.84  $  18.81  $  25.42
                                                    --------  --------  --------  --------  --------
   Net investment income (loss) ..................     (0.04)     0.06      0.06     (0.07)    (0.03)
   Net realized and unrealized gain (loss)
     on investments ..............................      0.31     (1.75)     4.16      3.63     (2.99)
                                                    --------  --------  --------  --------  --------
   Total from investment operations ..............      0.27     (1.69)     4.22      3.56     (3.02)
                                                    --------  --------  --------  --------  --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .........................     (0.01)    (0.05)       --        --        --
   Net realized gain on investments ..............     (0.35)    (4.73)    (2.46)    (0.53)    (3.59)
                                                    --------  --------  --------  --------  --------
   Total distributions ...........................     (0.36)    (4.78)    (2.46)    (0.53)    (3.59)
                                                    --------  --------  --------  --------  --------
   NET ASSET VALUE, END OF PERIOD ................  $  17.04  $  17.13  $  23.60  $  21.84  $  18.81
                                                    ========  ========  ========  ========  ========
   Total return+ .................................     1.39%   (7.47)%    21.00%    19.24%   (13.53)%
                                                    ========  ========  ========  ========  ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..........  $428,416  $372,865  $366,459  $305,403  $277,820
   Ratio of net investment income (loss)
     to average net assets .......................   (0.22)%     0.30%     0.26%    (0.34)%  (0.14)%
   Ratio of operating expenses
     to average net assets .......................     1.45%     1.45%     1.49%(a)  1.56%(a)  1.44%
   Portfolio turnover rate .......................       10%       17%       47%       24%       20%
--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The Fund incurred interest expense during the fiscal years ended September 30, 2000 and 1999. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.49% and 1.53%, respectively.

THE GABELLI SMALL CAP GROWTH FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Gabelli Small Cap Growth Fund

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of The Gabelli Small Cap Growth Fund (the "Fund"), a series of the Gabelli Equity Series Funds, Inc., as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Small Cap Growth Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                     /S/ERNST & YOUNG LLP
                                                        ERNST & YOUNG LLP

New York, New York
November 1, 2002

--------------------------------------------------------------------------------
                   2002 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended September 30, 2002, the Fund paid to shareholders, on December 20, 2001, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.168 per share and long term capital gains totaling $0.192 per share. For the fiscal year ended September 30, 2002, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

  U.S. GOVERNMENT INCOME:

  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2002 which was derived from U.S. Treasury securities was 5.19%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Small Cap Growth Fund did not meet this strict requirement in 2002. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

THE GABELLI SMALL CAP GROWTH FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Small Cap Growth Fund's Directors and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to The Gabelli Small Cap Growth Fund at One Corporate Center, Rye, NY 10580-1422.

                           TERM OF        NUMBER OF
   NAME, POSITION(S)       OFFICE AND    FUNDS IN FUND
       ADDRESS 1           LENGTH OF   COMPLEX OVERSEEN           PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIPS
        AND AGE          TIME SERVED 2    BY DIRECTOR             DURING PAST FIVE YEARS                 HELD BY DIRECTOR 3
   -----------------     ------------- ----------------           -----------------------               -------------------
INTERESTED DIRECTORS 4:
MARIO J. GABELLI         Since 1991           21        Chairman of the Board and Chief Executive    Director of Morgan Group
Director, President and                                 Officer of Gabelli Asset Management Inc. and Holdings, Inc. (transportation
Chief Investment Officer                                Chief Investment Officer of Gabelli Funds,   services); Vice Chairman of
Age: 60                                                 LLC and GAMCO Investors, Inc.; Chairman and  Lynch Corporation (diversified
                                                        Chief Executive Officer of Lynch Interactive manufacturing)
                                                        Corporation (multimedia and services)

JOHN D. GABELLI          Since 1991            9        Senior Vice President of Gabelli & Company,                --
Director                                                Inc.; Director of Gabelli Advisers, Inc.
Age: 58

KARL OTTO POHL           Since 1992           30        Member of the Shareholder Committee of Sal   Director of Gabelli Asset
Director                                                Oppenheim Jr. & Cie (private investment      Management Inc. (investment
Age: 72                                                 bank); Former President of the               management); Chairman,
                                                        Deutsche Bundesbank and Chairman of its      Incentive Capital and Incentive
                                                        Central Bank Council (1980-1991)             Asset Management (Zurich);
                                                                                                     Director at Sal Oppenheim
                                                                                                     Jr. & Cie, Zurich

NON-INTERESTED DIRECTORS:
ANTHONY J. COLAVITA      Since 1991           32        President and Attorney at Law in the law firm              --
Director                                                of Anthony J. Colavita, P.C.
Age: 66

VINCENT D. ENRIGHT       Since 1991           10        Former Senior Vice President and Chief Financial           --
Director                                                Officer of KeySpan Energy Corporation
Age: 58

ROBERT J. MORRISSEY      Since 1991            8        Partner in the law firm of Morrissey, Hawkins              --
Director                                                & Lynch
Age: 63

-------------------------

  1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted. 2 Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws and Articles of Incorporation.
  3 This column includes only directorships of companies required to report to the SEC under the Securities and Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.
  4 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli, Gabelli and Otto Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as each Fund's investment adviser. Mario J.Gabelli and John D. Gabelli are brothers.

THE GABELLI SMALL CAP GROWTH FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                           TERM OF        NUMBER OF
   NAME, POSITION(S)       OFFICE AND    FUNDS IN FUND
       ADDRESS 1           LENGTH OF   COMPLEX OVERSEEN           PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIPS
        AND AGE          TIME SERVED 2    BY DIRECTOR             DURING PAST FIVE YEARS                 HELD BY DIRECTOR 3
   -----------------     ------------- ----------------           -----------------------               -------------------
NON-INTERESTED DIRECTORS (CONTINUED):
ANTHONY R. PUSTORINO     Since 1991           16        Certified Public Accountant; Professor                     --
Director                                                Emeritus, Pace University
Age: 77

ANTHONIE C. VAN EKRIS    Since 1991           17        Managing Director of BALMAC                      Director of Spinnaker
Director                                                International, Inc.                              Industries, Inc.
Age: 68

SALVATORE J. ZIZZA       Since 2001            8        Chairman, Hallmark Electrical Supplies Corp.;    Board Member of Hollis Eden
Director                                                Former Executive Vice President of FMG Group     Pharmaceuticals and Bion
Age: 56                                                 (OTC), a healthcare provider; Former President   Environmental Technologies
                                                        and Chief Executive Officer of the Lehigh        Inc.
                                                        Group Inc., an interior construction company,
                                                        through 1997

OFFICERS:
BRUCE N. ALPERT          Since 1991           --        Executive Vice President and Chief Operating               --
Vice President                                          Officer of Gabelli Funds, LLC since 1988 and
and Treasurer                                           an officer of all mutual funds advised by
Age: 50                                                 Gabelli Funds, LLC and its affiliates.
                                                        Director and President of Gabelli Advisers, Inc.

JAMES E. MCKEE           Since 1995           --        Vice President, General Counsel and Secretary              --
Secretary                                               of Gabelli Asset Management Inc. since 1999
Age: 39                                                 and GAMCO Investors, Inc. since 1993;
                                                        Secretary of all mutual funds advised by
                                                        Gabelli Advisers, Inc. and Gabelli Funds, LLC
-------------------------

  1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted. 2 Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws and Articles of Incorporation.
  3 This column includes only directorships of companies required to report to the SEC under the Securities and Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI  MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                       Gabelli Equity Series Funds, Inc.
                       THE GABELLI SMALL CAP GROWTH FUND
                             One Corporate Center
                           Rye, New York 10580-1422
                                  800-GABELLI
                                 800-422-3554
                               FAX: 914-921-5118
                           WEBSITE: WWW.GABELLI.COM
                           E-MAIL: INFO@GABELLI.COM
                  Net Asset Value available daily by calling
                          800-GABELLI after 6:00 P.M.

                              BOARD OF DIRECTORS

Mario J. Gabelli, CFA                               Karl Otto Pohl
CHAIRMAN AND CHIEF                                  FORMER PRESIDENT
INVESTMENT OFFICER                                  DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita                                 Anthony R. Pustorino
ATTORNEY-AT-LAW                                     CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.                           PROFESSOR EMERITUS
                                                    PACE UNIVERSITY

Vincent D. Enright                                  Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT                        MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER                         BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli                                     Salvatore J. Zizza
SENIOR VICE PRESIDENT                               CHAIRMAN
GABELLI & COMPANY, INC.                             HALLMARK ELECTRICAL
                                                    SUPPLIES CORP.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH

                                    OFFICERS
Mario J. Gabelli, CFA                               Bruce N. Alpert
PRESIDENT AND CHIEF                                 VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                                  DISTRIBUTOR
                            Gabelli & Company, Inc.

                 CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                   Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB443Q302SR

[MARIO GABELLI GRAPHIC OMITTED]
                                                              MARIO J. GABELLI


THE
GABELLI
SMALL CAP
GROWTH
FUND


                                                                 ANNUAL REPORT
                                                            SEPTEMBER 30, 2002